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                                                                    EXHIBIT 23.1
                                                                    ------------






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 14, 1996 included in the Company's Form 10-KSB for the fiscal year ended March 31, 1998 into this Registration Statement on Form S-8.




                                             LUND KOEHLER COX & ARKEMA, LLP




Minneapolis, Minnesota
October 29, 1998












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